UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 18, 2008
Date of Report (Date of earliest event reported)

Plains All American Pipeline, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)
incorporation)
333 Clay Street, Suite 1600, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
713-646-4100
 (Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     In connection with its private placement of senior notes, Plains All American Pipeline, L.P. (the “Partnership”) intends to reaffirm its guidance range for first quarter 2008 Adjusted EBITDA, which was previously furnished via Form 8-K on February 13, 2008.

Item 8.01. Other Events.
     On April 18, 2008, the Partnership issued a press release announcing that it has commenced a private placement of senior notes due 2018. The Partnership is filing a copy of the press release as Exhibit 99.1 hereto.

Item 9.01. Exhibits.
     (d) Exhibits.

99.1	Press Release of Plains All American Pipeline, L.P. dated April 18, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2008	PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Tim Moore

Name: Tim Moore
Title: Vice President

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